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                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549


                                    FORM 8-K


                             Current Report Pursuant
                          to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


        Date of Report (Date of earliest event Reported): March 20, 2001


                                 HEARTPORT, INC.
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             (Exact Name of Registrant as Specified in its Charter)


          Delaware                             0-28266                        94-3222307
--------------------------------       ------------------------        ----------------------
(State or Other Jurisdiction of        (Commission File Number)            (I.R.S. Employer
        Incorporation)                                                  Identification Number)

                                  700 Bay Road
                             Redwood City, CA 94063
                                 (650) 306-7900
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        (Addresses, including zip code, and telephone numbers, including area code, of principal executive offices)

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ITEM 5. OTHER EVENTS.

     As of March 19, 2001, the waiting period for regulatory review under the Hart-Scott-Rodino Antitrust Act of 1976 has expired for the proposed merger of Heartport and HP Merger Sub, Inc., a wholly-owned subsidiary of Johnson & Johnson. Johnson & Johnson has previously filed with the Securities and Exchange Commission a registration statement that contains a proxy statement/prospectus that more fully describes the proposed merger.




ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

    Not applicable.

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                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.





DATE:  March 23, 2001                  By: /s/ Casey M. Tansey
                                           ------------------------------------
                                           Casey M. Tansey
                                           President and Chief Executive Officer